UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Applied DNA Sciences, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 16, 2015

Meeting Information
APPLIED DNA SCIENCES, INC.	Meeting Type: Annual Meeting
For holders as of: April 17, 2015
Date: June 16, 2015 Time: 10:00 AM EDT
	Location:	Center of Excellence in Wireless and Information Tech. Stony Brook, NY 11790

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—— Before You Vote ——
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Form 10-K 3. Form 10-K A 4. Shareholder Information
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page)
and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 02, 2015 to facilitate timely delivery.

—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Internal Use Only
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
Nominees
01	James A. Hayward	02	John Bitzer, III	03	Joseph D. Ceccoli	04	Charles Ryan	05	Yacov Shamash
06	Sanford R. Simon

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Approval of amendment to 2005 Incentive Stock Plan to increase the number of shares of common stock issuable thereunder to 8,333,333 and extend the expiration date thereof to January 25, 2025.

3.	Ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2015.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Broadridge Internal Use Only
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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Broadridge Internal Use Only

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